EXHIBIT 10.23.3.
                                                                ----------------


                                 PROMISSORY NOTE
                                 ---------------


$12,000,000.00                                                     July 12, 2001

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       For value received,  Wedgwood  Partners,  Ltd.,  Limited  Partnership,  a
Nevada limited partnership (hereinafter referred to as the "Borrower"), promises to pay to the order of Vestin Mortgage, Inc., a Nevada corporation, (hereinafter referred to as the "Lender"), at the address set forth in Paragraph 17 below, or at such other place as the Lender may designate in writing from time to time, in lawful money of the United States, the principal sum of Twelve Million and No/100 U.S. Dollars ($12,000,000.00), advanced or to be advanced with interest from the date hereof on said principal sum and on all unpaid balances hereof at the rate of fourteen and one half percent (14.5%) per annum. The annual interest rate for this Note is computed on a 365/360 basis, that is, applying the ratio of the annual interest rate over a hypothetical year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be.

       1. Scheduled Payments. Payments of interest only shall be due and payable monthly. The first payment shall be due on or before August 25, 2001, and subsequent payments shall be due on or before the same day of each month thereafter until the Maturity Date (as defined below). All payments made or due hereunder, including without limitation, monthly payments, principal reductions, repayment of advancements and expenses, and payoffs, must be made by 5:00pm Pacific Time to be effective that day. All payments made after 5:00pm Pacific Time shall be deemed late and shall be applied to the next business day. All payments made on or before 12:00pm on the date the payment is due shall entitle Borrower to pay a discounted rate of interest on the unpaid principal balance of this Note at a rate of fourteen percent (14%) per annum.

       2. Maturity. The entire outstanding unpaid principal balance of this Promissory Note (the "Note"), together with all accrued and unpaid interest due under this Note shall be due and payable on or before July 12, 2002 (the "Maturity Date"), or on such earlier date that this Note becomes due and payable as a result of acceleration, prepayment, or as otherwise provided herein.

       3. Extension of Note. Provided no Default (as defined below) has occurred and no event has occurred that may result in an event of default, this Note may be extended for four (4) consecutive terms of three (3) months each. In order to exercise its right to an extension, Borrower must: (i) give Lender written notice thirty
              (30) days prior to the Maturity Date (as revised pursuant to the extensions contemplated hereby); and (ii) pay Lender a fee of two percent (2%) of the outstanding principal loan balance for each extension exercised.


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       4.     Application  of Payments.  All payments,  including any prepayment shall be applied in any order that Lender may determine in its sole and absolute discretion.

       5. Prepayment. Borrower may prepay the principal amount outstanding hereunder, in whole or in part, at any time, without penalty. Any partial prepayment shall be applied as described in Section 4 above.

       6. Default Acceleration. At the option of Lender, the entire principal balance and accrued interest owing hereon shall at once become due and payable without further notice or demand upon the occurrence at any time of any Default (defined below). The term "Default" shall mean the occurrence of the following events relating to any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise:

                     (a) default in the punctual payment of any installment of principal and/or interest due hereunder, or in the performance of any of the covenants or provisions of the Deed of Trust (Security Agreement, Assignment of Leases, Assignment of Rents and Financing Statement), Mortgage (Security Agreement, Assignment of Leases, Assignment of Rents and Financing Statement), Financing Statements, or any other Loan Document (as defined herein) securing this Note or evidencing the Loan referenced hereby;

                     (b)    the  liquidation,   termination  or  dissolution  of
                            Borrower or Guarantor;

                     (c) the application for or consent in writing to the appointment of a receiver, trustee or liquidator of Borrower or Guarantor;

                     (d) filing a voluntary petition in bankruptcy, or admit in writing Borrower's or Guarantor's inability to pay Borrower's or Guarantor's debts as they come due;

                     (e) making a general assignment for the benefit of creditors;

                     (f) filing a petition or answer seeking reorganization or rearrangement with creditor or taking advantage of any insolvency law; and

                     (g) filing an answer admitting the material allegations of a petition filed against Borrower or Guarantor in any bankruptcy, reorganization, insolvency or similar proceedings.



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              Notwithstanding  the foregoing,  Lender will give Borrower written notice and ten (10) days to cure Borrower's failure to pay real property taxes and/or insurance premiums relating to the real property collateral described below. The Lender may exercise its option to accelerate during any default by the Borrower regardless of any prior forbearance.

       7. No Waiver By Lender. From time to time, without affecting the obligation of the Borrower to pay the outstanding principal balance of this Note and observe the covenants of the Borrower contained herein and under the Loan Documents (as defined below), without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the Borrower, and without liability on the part of the Lender, the Lender may, in its sole and absolute discretion, extend the time for payment of the outstanding principal balance, or any part thereof, reduce the payments thereon, release anyone liable on any outstanding principal balance, accept a renewal of this Note, agree in writing with the Borrower to modify the terms and time of payment of the outstanding principal balance of this Note, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the Borrower to modify the rate of interest of this Note or change the amount of the monthly payments hereunder.

       8. Default Rate of Interest. During the existence of any default hereunder or under any instrument securing or evidencing the loan evidenced hereby and the continuance thereof beyond any applicable cure period, if any, the entire unpaid balance of principal shall bear interest at the lesser of the highest rate permitted by applicable law, or the rate of twenty one percent (21%) per annum.

       9. Charge for Late Payment. In the event that any installment due hereunder is not paid when due, Borrower shall pay as agreed liquidated damages to the Lender a late charge equal to $250.00 to compensate Lender for the administrative expenses resulting from said late payment.

       10. Costs of Collection. If this Note is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, Borrower agrees to pay the reasonable attorney's fees and all reasonable expenses and actual costs of litigation and costs of court incurred by Lender.

       11. Closing Costs. The loan evidenced by this Note shall be closed without expense to Lender, it being understood and agreed that all expenses necessary and usual to a transaction of this kind shall be paid by Borrower, such expenses to include, without limitation, due diligence fees, reasonable attorney's fees and costs, loan fees, appraisal fees, title insurance premiums, and recording fees all arising in connection with the negotiation and preparation of this Note and all documents to be executed in connection with this Note (the "Loan Documents").


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       12.    Waivers  by  Borrower.  Borrower  and  all  other  parties  now or hereafter liable for the payment hereof, whether as endorser,  guarantor, surety
or  otherwise,  severally  waive  demand,  presentment,   notice  of  intent  to
accelerate, notice of acceleration, notice of dishonor, diligence in collecting, grace, notice, protest, and any and all other notices and demands whatsoever, and agree to remain bound by this Note until the principal and interest are paid in full notwithstanding any extension of time for payment which may be granted, even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any right available to the holder of this Note.

       13. Security for Note. This Note is secured by: (i) a first lien Deed of Trust (Security Agreement, Assignment of Leases, Assignment of Rents, and Financing Statement) of even date herewith from Borrower to Charles S. Brown, Trustee for the benefit of Lender, covering land located in Harlingen, Cameron County, Texas, and as more particularly described therein; (ii) a first lien Mortgage (Security Agreement, Assignment of Leases, Assignment of Rents, and Financing Statement) of even date herewith from Borrower to Lender, covering land located in Roswell, Chaves County, New Mexico; (iii) a pledge of $12,000,000.00 in preferred stock in Greenbriar Corporation; and (iv) the Guaranty of Greenbriar Corporation, a Nevada corporation.

       14. Assignment by Lender. The Lender shall have the right to assign, in whole or in part, this Note, any other Loan Documents and all rights hereunder and thereunder, and all provisions herein and therein shall continue to apply to the Loan. The Lender shall have the right to participate the Loan with other parties.

       15.    [RESERVED].

       16.    [RESERVED].

       17. Notices. Any notice or other communication required or permitted to be given hereto shall be in writing, and shall be deemed to have been given and received if placed in the United States mail, certified, postage prepaid, return receipt requested, or federal express, addressed as follows:

       If to Borrower:         Wedgwood Partners, Ltd., Limited Partnership
                               Attention:  Mr. Jim Gilley
                               650 Centura Tower One
                               14175 Dallas Parkway
                               Dallas, Texas 75240

       If to Lender:           Vestin Mortgage, Inc.
                               Attention: Mr. Steve Byrne
                               2901 El Camino Avenue, Suite 206
                               Las Vegas, Nevada 89102



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       18.    Business Loan.  Borrower  warrants and represents to Lender and to all other owners and holders of any indebtedness evidenced hereby that all loans evidenced by this Note are and shall be "business loans" as such term is used in the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended, and such loans are for business, commercial, investment or the similar purpose and not primarily for personal, family, household or agricultural use, as such terms are defined in Regulation Z of the Federal Reserve Board.

       19. Severability. In case any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, to the extent such invalidity or unenforceability does not destroy the basis of the bargain among the parties, such invalidity, legality, or unenforceability shall not affect any other provision hereof and to the extent such invalidity or uneforceability does not destroy the basis of the bargain among the parties hereto, this Note shall be constructed as if such invalid, illegal, or unenforceable provision had never been contained herein.

       20. Plural Names; Gender. Whenever required by the context, as used in the Note, the singular number shall include the plural and the neutral shall include the masculine or feminine gender or vice versa.

       21. Legal Construction; Governing Law. This Note shall not be construed against any party or less favorably by reason of authorship or origin of language. This Note shall be governed by and construed and enforced in accordance with the laws (without giving effect to the conflict of law principles thereof) of the state of Nevada, except as described in Section 10.08 of the Deed of Trust and Mortgage securing this Note. Any legal action or proceeding with respect to this Note may be brought in the courts of the state of Nevada or, if the requisites of jurisdiction obtain, of the United States of America sitting in Clark County, State of Nevada (except for foreclosure proceedings and other proceedings against the property which proceedings shall be governed by Texas and/or New Mexico law, respectively; provided that under all circumstances any issue or issues relating to the amount or rate of interest that may be lawfully contracted for, charged, taken, reserved or received hereunder or under any of the other loan documents shall be governed by and construed in accordance with the laws of the state of Nevada). Upon execution and delivery hereof, Borrower accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Nothing herein, however, shall affect the right of Lender to commence legal proceedings or otherwise proceed against borrower in any other jurisdiction.

       22. Time of Essence. Time is of the essence. Unless otherwise specified, all references to "days" shall mean and refer to calendar days. In the event the date for performance of any obligations hereunder shall fall on a weekend or Nevada legal banking holiday, then that obligation shall be performable on the next following regular business day.


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       23.    Binding  Effect.  This Note shall be binding upon and inure to the
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,
representatives, successors and assigns where permitted by this Note.

       24. Subsequent Holders. Whenever the term "Lender" is used in this Note, such term shall defined to include any subsequent owner, owners, holder and/or holders of this Note.

       25. Headings. The descriptive headings of the paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

       26. Notice to Borrower Concerning Refinance of this Loan. THIS LOAN IS PAYABLE IN FULL AT MATURITY. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU WILL HAVE TO PAY ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER.

Borrower:
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Wedgwood Partners, Ltd., Limited Partnership

         By:      GRB, LLC, a
                  Nevada limited liability company, general partner

                  By:      Greenbriar Acquisition Corporation, a
                           Nevada corporation, manager



                           By:      /s/ Gene S. Bertcher
                                    ----------------------------------

                           Name:    Gene S. Bertcher
                                    ----------------------------------

                           Title:   Executive Vice President
                                    ----------------------------------





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